JNF EXCEED DEFINED SHIELD INDEX Portfolio

(a series of the Northern Lights Variable Trust)

Supplement dated November 21, 2016 (effective at the close of business) to the Prospectus dated February 22, 2016

The Board of Trustees of Northern Lights Variable Trust (the “Trust”) has concluded that it is in the best interests of the JNF Exceed Defined Shield Index Portfolio (the “Portfolio”), a series of the Trust, and its shareholders, that the Portfolio cease operations. The Board has determined to close the Portfolio and redeem all outstanding shares on January 25, 2017.

Effective November 21, 2016, the Portfolio will not accept any new investments and will no longer pursue its stated investment objective. The Portfolio will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed. Shares of the Portfolio are otherwise not available for purchase.

Prior to January 25, 2017, you may transfer your shares, in accordance with procedures established by the insurance companies in connection with your variable annuity and/or flexible premium variable life insurance contracts. Your transfer from the JNF Exceed Defined Shield Index Portfolio will have no federal income tax consequences. Please refer to the “Tax Consequences” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT TRANSFERRED THEIR SHARES OF THE PORTFOLIO PRIOR TO JANUARY 25, 2017 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE INSURANCE COMPANY ASSOCIATED WITH YOUR ACCOUNT. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE PORTFOLIO AT 1-866-667-0564.

This Supplement and the existing Prospectus dated February 22, 2016, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated February 22, 2016, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-866-667-0564.